Exhibit 99.1

 Developing Novel Treatments for Fibrotic Diseases  Corporate Presentation JANUARY 2022

 Disclaimers  This presentation has been prepared by Pliant Therapeutics, Inc. ("we," "us," "our," "Pliant" or the “Company”). The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.This presentation includes forward-looking statements regarding Pliant’s proprietary drug candidates, the timing of the start and conclusion of ongoing or planned clinical trials, including the timing of, and our ability to achieve, anticipated milestones, the sufficiency of our cash, cash equivalents and short-term investments, the timing and outcome of regulatory decisions, future availability of clinical trial data, our collaborations for our product candidates and the maintenance of those collaborations; business and results from operations; and other matters. Actual results could differ materially from those contained in any forward-looking statements as a result of various factors, including without limitation: that Pliant’s drug candidates do not advance in development or result in approved products on a timely or cost effective basis or at all; the cost, timing and results of clinical trials; our ability to manage and mitigate the impact of the ongoing COVID-19 pandemic; that many drug candidates that have completed early-stage trials do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; possible safety and efficacy concerns; regulatory developments; the ability of Pliant to protect its intellectual property rights, and unexpected costs, charges or expenses that reduce cash runway. Pliant’s pipeline programs are in various stages of pre-clinical and clinical development, and the process by which such pre-clinical or clinical therapeutic candidates could potentially lead to an approved therapeutic is long and subject to significant risks and uncertainties. Pliant undertakes no obligation to update forward-looking statements as a result of new information or otherwise. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” and elsewhere in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the Securities and Exchange Commission (the "SEC") and our other filings with the SEC.This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.This presentation concerns drugs that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (the “FDA”). They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated.  2

# Pliant – Company Highlights

## Industry-Leading Fibrosis Platform

- Built on integrin-mediated inhibition of TGF-β pathway resulting in antifibrotic effect and shown to be safe
- Proprietary drug discovery platform based on novel in-house compound library of integrin binders
- Lead molecule PLN-74809 is highly antifibrotic in lung and liver while well tolerated at highest doses tested

## Programs Targeting High Unmet Medical Need with High-Impact, Near-Term Catalysts

- PLN-74809 in Phase 2a development in IPF and PSC
  - Phase 2a topline data in IPF expected mid-2022
  - Significant clinical derisking: target engagement (PET) and TGF-β pathway inibition (pSmad)
- IND submissions in oncology and muscular dystrophies expected by YE 2022

## Strategic Partnership with Novartis Validates Platform

- Largest ($80M) upfront for a preclinical NASH program
- Significant expense offset to pipeline programs
- Broad multi-target research collaboration
  - Next generation anti-fibrotic molecules targeting novel integrins

## Strong Financial Position

- Over $385 million raised to date in four financing rounds including June 2020 IPO (Nasdaq: PLRX)
- $221 million cash[1] balance as of September 30, 2021
- Company funded into 2H 2023

1 - Includes cash, cash equivalents and ST investments.

PLIANT
© 2022 PLIANT THERAPEUTICS
3

# Recent Company Highlights

- **PLN-74809 Phase 2a INTEGRIS-IPF trial enrollment complete**
  - PLN-74809 has been administered to over 450 subjects to date and shown to be well tolerated
  - INTEGRIS-IPF topline data expected mid-2022
- **Positive interim data from PLN-74809 PET imaging target engagement study**
  - PLN-74809 showed target engagement up to 98% in lungs of IPF patients
  - All doses tested achieved target engagement above threshold for predicted antifibrotic activity
- **FDA authorized evaluation of long-term treatment with PLN-74809 at doses up to 320 mg in IPF**
  - No safety concerns identified to date at doses up to 640 mg
  - No treatment-related effects in chronic GLP tox, NOAEL set at the highest dose tested
  - Expected 1H 2022 initiation of 6-month Phase 2a trial of PLN-74809 at 320 mg in IPF patients
- **PLN-74809 Phase 2a INTEGRIS-PSC trial on track for full enrollment by mid-2022**
  - INTEGRIS-PSC topline data expected late 2022 / early 2023
- **Early-stage programs in Oncology and DMD advancing toward IND**
  - INDs expected in both indications by YE 2022

PLIANT

© 2022 PLIANT THERAPEUTICS
4

# Pliant's Integrin Focused Library
# Core Platform for Novel Pipeline and Partner Programs

## Integrins

- Cell surface receptors that facilitate cell-cell and cell-extracellular matrix adhesion and interaction
- A major path of communication between the extracellular matrix, inflammatory cells, fibroblasts
- Closely involved in signaling processes governing tissue fibrosis

## Pliant's proprietary library of integrin binding compounds

- Emphasis on structural diversity
- Broad spectrum of receptor subfamilies including $\alpha_V$ integrins, collagen and laminin binders



Collagen Binding
α1
α2
α10
α11
α3
β1
β4
α6
αV
α7
α9
α4
α5
α8
Laminin Binding
RGD Binding
Leukocyte Integrins
β3
αIIb
β5
β6
β8
αL
αX
β2
αD
αM
β7
αE



RGD targeted
Collagen targeted
Laminin targeted
2,500
5,000
7,500
10,000

PLIANT
© 2022 PLIANT THERAPEUTICS
5

# Pliant Development Pipeline

| | Program | Indication | Preclinical | Clinical: Phase I | Clinical: Phase II | Clinical: Phase III | Anticipated Milestone | Global Rights |
|---|---|---|---|---|---|---|---|---|
| WHOLLY OWNED | PLN-74809<br>Dual selective inhibitor of $\alpha_V\beta_6/\alpha_V\beta_1$ | Idiopathic Pulmonary Fibrosis | INTEGRIS-IPF Enrollment Complete | | | | Phase 2a Topline Data Expected Mid-2022 | PLIANT |
| | | Primary Sclerosing Cholangitis | | | | | Phase 2a Enrollment Complete Expected Mid-2022 | PLIANT |
| | Oncology<br>Inhibitor of $\alpha_V\beta_8$ | Solid Tumors | | | | | IND Filing Expected YE 2022 | PLIANT |
| | Muscular Dystrophies<br>Anti-integrin mAb | DMD<br>Other Muscular Dystrophies | | | | | IND Filing Expected YE 2022 | PLIANT |
| PARTNERED | PLN-1474<br>Selective inhibitor of $\alpha_V\beta_1$ | NASH-Associated Liver Fibrosis | | | | | Phase 2 Initiation | NOVARTIS |

PLIANT
© 2022 PLIANT THERAPEUTICS
6

# Fibrosis: The Silent Killer

**Idiopathic Pulmonary Fibrosis** (IPF) is a lethal pathological process with limited therapeutic options

- 140k patients in the U.S.; 30k-40k new cases/year; 40k deaths/year
- **Median survival: 3–5 years -** Worse than some common cancers
- 2 FDA approved therapeutics generate **annual revenues >$3.6 billion** despite significant remaining unmet medical need



Healthy vs IPF lung
Irreversibly enlarged, damaged bronchioles (airways) and distorted alveoli (air sacs)
Healthy Lung
Lung with IPF
'Honeycombing'-clustered cystic air spaces
Areas of fibrosis alternate with areas of normal lung
Bronchioles (tiny airways)
Fibrosis between alveoli greatly decreases gas exchange, reducing oxygen transferred to the bloodstream
Alveoli (or air sacs)

https://www.lungsandyou.com/ipf

**Primary Sclerosing Cholangitis** (PSC) is a progressive inflammatory liver disease resulting in scarring of bile ducts, and cirrhosis

- Currently **no FDA approved therapeutics**
- 30k-45k patients in the U.S.
- **Median survival: 10-12 years** without intervention



A
Stricture of intrahepatic duct
Stricture of common hepatic duct
Dilated lumen
Fibrotic stricture
Inflammation (thickening) of wall
Proximal
Distal
Major papilla
B
Dilated lumen of intrahepatic ducts
Stricture
Cholecystectomy clips
ERCP

www.jhmicall.org

PLIANT

© 2022 PLIANT THERAPEUTICS

7

# $\alpha_V\beta_6$ / $\alpha_V\beta_1$ Integrins Drive Cell-Matrix Interactions in Fibrosis

**$\alpha_V\beta_6$/ $\alpha_V\beta_1$ Integrins promote fibrosis by TGF-β activation**


Latent TGF-β
Complex
LAP
TGF-β
Integrin
$\alpha_v$
$\beta_1$, $\beta_6$
Active TGF-β
TGF-β Receptor
Extracellular Matrix
SMAD2/3
SMAD4
Profibrotic Gene
Expression

- **TGF-β is central mediator of fibrosis**
- **$\alpha_V\beta_6$/$\alpha_V\beta_1$ Integrins activate latent TGF-β only in fibrotic tissue**
- **Systemic TGF-β blockade carries toxicity risks**

**Selectively blocking TGF-β in fibrotic tissues may provide a low risk, effective antifibrotic approach**

Col1a1
Col3a1
Timp1
CTGF
ATX
…

**FIBROSIS**



PLIANT
© 2022 PLIANT THERAPEUTICS
8

# PLN-74809 Provides Profound Antifibrotic Activity through Upstream Inhibition of TGF-β Activation


Latent TGF-β Complex
Integrin
$\alpha_v$
$\beta_1$, $\beta_6$
LAP
TGF-β
Extracellular Matrix
Active TGF-β
TGF-β Receptor
SMAD2/3
SMAD4
Profibrotic Gene Expression
PLN-74809
Pamrevlumab
Col1a1
Col3a1
Timp1
CTGF
ATX
...
FIBROSIS



- **Upstream inhibition of TGF-β leads to reduction of multiple profibrotic genes**
- **Competitor programs only block one of multiple profibrotic gene products**

PLIANT

© 2022 PLIANT THERAPEUTICS 9

# Pliant Compounds Have Not Shown Adverse Effects of Systemic Inhibition of TGF-β Pathways[1]

**By targeting integrins that are upregulated specifically in fibrotic tissues, Pliant's small molecule compounds may avoid toxicities associated with systemic TGF-β blockade[1]**

| Affected Organ System | Systemic TGF-β Blockade | Observed with Pliant Compounds?[1] |
|---|---|---|
| Cardiovascular System | Cardiotoxicity | No |
| Immune System | Autoimmunity/Inflammation | No |
| GI System | Autoimmunity/Inflammation | No |
| Skin | Keratoacanthomas/SCC | No |
| Hematology | Thrombocytopenia/Anemia | No |

1 - Based on preclinical GLP tox studies as well as clinical trials to date.

PLIANT

© 2022 PLIANT THERAPEUTICS 10

 Dual avb6/avb1 Inhibition Blocks COL1A1 Gene Expression More than Single Inhibition in Human IPF Tissue  11  Ex-planted lungs from 5 IPF patients Sliced and cultured for 7 days   Profibrotic Gene Expression Panel  Decaris et al. Respir Res (2021) 22:265

# PLN-74809 – Extended Phase 1a Data Summary

## Pharmacokinetics

- Well absorbed, orally bio-available
- Long $T_{1/2}$: ~50 hrs – QD dosing

### Summary PK Curves by Cohort at Steady State



Concentration (ng/mL)
10000
1000
100
0
10
20
30
Time (hr)
320 mg
160 mg
80 mg
40 mg

PK sampling up to 144h; only 0-24hr plotted.
Doses 10mg to 40mg from Study PLN-74809-P1-01, Day 14.
Doses 80mg, 160mg and 320mg from Study PLN-74809-104, Day 7.



Cmax
Cmax (ng/mL)
10000
8000
6000
4000
2000
0
40
80
160
320
Dose (mg)



AUC0_24
AUC0_24 (ng/mL)
150000
100000
50000
0
40
80
160
320
Dose (mg)

Data presented as box plots (max to min) with line at median and + at mean.

## Safety

- Administered to over 450 subjects to date including healthy volunteers and patients
- Generally well tolerated
- Most frequently reported AEs were headache and constipation with no drug-related severe AEs reported

### Safety Summary (Participants with drug-related TEAEs)

| Multiple Ascending QD Doses | | | | | | |
|---|---|---|---|---|---|---|
| | 10 mg (N=9) | 20 mg (N=9) | 40 mg (N=9) | 80 mg (N=8) | 160 mg (N=16) | 320 mg (N=8) |
| **AE SEVERITY** | | | | | | |
| Mild | -- | 11% | -- | 13% | 19% | 25% |
| Moderate | -- | -- | -- | 25% | 6% | -- |
| Severe | -- | -- | -- | -- | -- | -- |

PLIANT

CONFIDENTIAL © 2022 PLIANT THERAPEUTICS 12

# PLN-74809 – Phase 1b Proof of Biological Mechanism

## Strong PK/PD Relationship – $C_{max}$ above $IC_{50}$ Results in Predicted Biological Effect

### Data Presented June 2019



Alveolar pSMAD2/SMAD2
(all time points)
% Change from Baseline
150
100
50
0
-50
-100
*
all placebo
Cmax < 700 ng/mL
Cmax 700-900 ng/mL
Cmax > 900 ng/mL



Mean PK/PD Response in Subjects with
Cmax > 700ng/mL
PLN-74809 plasma concentration (ng/mL)
1000
800
600
400
200
0
BAL Cell pSmad2 (% change)
20
0
-20
-40
-60
-80
-100
Baseline
0
6
12
18
24
Day 7 (hours post dose)
PLN-74809
pSmad2

* = p < 0.05 vs placebo and Cmax < 700 ng/mL group

### Phase 1b Study Investigating Higher Doses – Data Expected in 1Q2022

Data from this study and the PET target engagement trial evaluate 80, 160 or 320 mg to demonstrate the relationship between:

**PLN-74809 plasma exposure**

**PLN-74809 target engagement**

**TGF-β signaling inhibition**

**Antifibrotic activity**

PLIANT

© 2022 PLIANT THERAPEUTICS
13

# Tissue pSMAD Levels Are Highly Significantly Correlated with Extractable Collagen Levels in Normal and Fibrotic Lungs

## Reduction in Pulmonary pSMAD Appears to Be a Marker for Reduction of Fibrosis



1.5
1.0
0.5
0.0
p-Smad3
0.0
0.5
1.0
1.5
2.0
Collagen I
Green: Normal
Blue: IPF

Pearson Correlation: r=0.6004
p (two-tailed) = 0.0051

- Diagnostic open lung biopsies from 10 patients with ILD and suspected IPF
- 2-3 distinct lung regions sampled from each patient
- 5 controls (non-transplanted lungs)
- Total pSMAD3 had a strong correlation vs. extractable Collagen I (Western Blot)

Adapted from Chapman HA et al. March 12, 2020; 382:1068-1070

The NEW ENGLAND JOURNAL of MEDICINE

PLIANT

© 2022 PLIANT THERAPEUTICS

14

# Phase 2a PET Trial – $\alpha_v\beta_6$ Expression Measured by a PET Ligand is Correlated with Extent of Fibrosis in IPF

**TRIAL DESIGN**

- Single-site open-label trial at Stanford University
- Adults with IPF diagnosis (n=12) and FVC ≥ 45% of predicted
- Patients receive single oral dose of PLN-74809 with PET scans prior to dosing and at $T_{max}$ post dose
- Dose cohorts being evaluated: 60 mg, 120 mg, 240 mg, and 320 mg

**ENDPOINTS**

- **Primary**: Evaluation of $\alpha_v\beta_6$ target engagement by PLN-74809 assessed by change in PET tracer uptake following a single oral dose
- **Secondary**: Assessment of safety and tolerability of PLN-74809 in IPF patients
- **Exploratory**: Relationship between PLN-74809 systemic exposure and positron emission tomography (PET) imaging and biomarkers in IPF participants



71-y/o ♂ left lung transplant 2yr prior to scan
0
SUV
5.5

**Red arrows:** IPF lung
**White arrows:** transplant lung

Kimura et al., *Nature Com.* 2019

**PET Ligand Uptake Confined to IPF Lung in Unilateral Lung Transplant Patient**

Stanford University

PLIANT

© 2022 PLIANT THERAPEUTICS 15

 Phase 2a PET Trial in IPF – Interim Analysis Methodology  PET scan acquisitions at baseline (no drug) and after drug administration (4 hours post-dose)1 week interval between baseline and post-dose PET scan acquisitionAdministration of a single dose of PLN-74809: 60 mg – 120 mg – 240 mg – 320 mgInterim PK and target engagement data from 6 dose administrations in 4 patients 2 out of 4 patients received one single dose 2 out of 4 patients received two single doses with at least a 2-week washout interval between dosesAll patients on standard of care therapy (nintedanib)Image analysis for target engagement in highly fibrotic regions of the lungs   16    60 mg  120 mg  240 mg  320 mg  Patient 1  x        Patient 2    x  x    Patient 3      x  x  Patient 4        x

     Dose and Plasma Concentration Dependent Target Engagement  17  52%  60%  98%  83%  94%  71%    Best-fit values  Bottom  0  Hillslope  1.11  Top  87.4  EC50 (nM)  2.96  Dose-Dependent Target Engagement  Plasma Conc-Dependent Target Engagement  * Free plasma concentration  *

# Putting the Interim Phase 2a PET Data into Perspective

**Target engagement above the threshold for predicted anti-fibrotic activity across all doses (>50% target engagement)**

**Dose- and plasma concentration-dependent response approaching target saturation at the two highest doses**

- PLN-74809 penetrates highly fibrotic areas of the lung
- Potential anti-fibrotic activity of PLN-74809 at clinical doses
- Informs dose selection in Phase 2b trials and beyond
- Provides robust PK/PD model to predict exposure-response relationship

NORMAL LUNG



IPF LUNG



PLIANT

Stanford University

© 2022 PLIANT THERAPEUTICS
18

# PLN-74809-IPF-202 [INTEGRIS-IPF]
## Phase 2a Global Safety-PK-Exploratory Efficacy Trial in IPF

**Enrollment Complete with Topline Data Expected Mid-2022**

**Randomization 3:1 (PLN-74809:placebo)**

KEY INCLUSION/EXCLUSION CRITERIA

- Adults with IPF diagnosis
- FVC ≥ 45% of predicted
- Stratified for pirfenidone or nintedanib use

- Placebo (n=21)
- PLN-74809 40 mg (n=21)
- PLN-74809 80 mg (n=21)
- PLN-74809 160 mg (n=21)

PRIMARY AND SECONDARY ENDPOINTS

- Safety, tolerability, PK

EXPLORATORY ENDPOINTS

- Change in FVC over 12 weeks
- High Resolution CT-based Quantitative Lung Fibrosis (QLF) imaging
- Effect on selected biomarkers

Screening
Day -28

Baseline
Day 1

Last dose
Week 12

End of Study
Week 14

PLIANT
© 2022 PLIANT THERAPEUTICS
19

# Quantitative Lung Fibrosis (QLF): A Sensitive Measure of FVC Change Over Time in IPF

- **QLF: a computed tomography (CT) biomarker**
  - Assessment via high resolution CT imaging
    - Standardized and centralized image analysis
  - QLF is an automated quantification of lung fibrosis
    - 94.4% sensitivity and 94.7% specificity
    - Fibrosis presence/ absence detected at threshold level of 1%[1]
- **QLF is a sensitive measure of change over time in IPF**
  - A change of 2% in QLF from baseline correlates with a clinically meaningful worsening or improvement of FVC
  - Moreover, clinically meaningful changes in FVC are associated with statistically significant changes in QLF[2,3]
- **Inverse correlation with:**
  - Percent predicted FVC at 6 & 12 months[3,4]
  - Percent predicted DLCO
  - Progression Free Survival (PFS)

**Screening**

**Week 26**



**ΔFVC= -24%; ΔQLF= 7.8%; ΔSOBQ= 30**

Representative coronal and axial HRCT images from a placebo arm participant in the BMS-986020 P2a study at screening and week 26. Change over 26 weeks: FVC: −24%; QLF score: 7.8%. Classification overlay for QLF score is in blue and red.[3]

DLCO – diffusion capacity for carbon monoxide; FVC, forced vital capacity

[1] H.Kim and J Goldin et al. *Acad Radiol*;22:70-80; 2015
[2] Kafaja et al. *AJRCCM*;197:644–652, 2018
[3] Kim et al. *Ther Adv Respir Dis;* 15: 1–11, 2021
[4] Richeldi et al. *Lancet Respir Med* 2020; 8: 25–33

PLIANT

CONFIDENTIAL © 2022 PLIANT THERAPEUTICS 20

# PLN-74809-PSC-203 [INTEGRIS-PSC]
## Phase 2a Global Safety-PK-Fibrosis and Cholestasis Biomarker Trial in PSC

**Enrollment Expected to be Completed by Mid-2022**

**KEY INCLUSION/EXCLUSION CRITERIA**

- Adults with large duct PSC
- Pre-cirrhotic/no hepatic impairment
- Stratified for UDCA use

**Randomization 3:1 (PLN-74809:placebo)**

- Placebo (n=21)
- PLN-74809 40 mg (n=21)
- PLN-74809 80 mg (n=21)
- PLN-74809 160 mg (n=21)

**PRIMARY AND SECONDARY ENDPOINTS**

- Safety, tolerability, PK

**EXPLORATORY ENDPOINTS**

- Effect on fibrosis biomarkers (e.g., Pro-C3, ELF)
- Change in ALP over 12 weeks
- Imaging

Screening Day -28

Baseline Day 1

Last dose Week 12

End of Study Week 14

PLIANT

© 2022 PLIANT THERAPEUTICS

21

# Pliant Development Pipeline

| | Program | Indication | Preclinical | Clinical | | | Anticipated Milestone | Global Rights |
|---|---|---|---|---|---|---|---|---|
| | | | | Phase I | Phase II | Phase III | | |
| WHOLLY OWNED | PLN-74809<br>Dual selective inhibitor of $\alpha_V\beta_6/\alpha_V\beta_1$ | Idiopathic Pulmonary Fibrosis | INTEGRIS-IPF Enrollment Complete | | | | Phase 2a Topline Data Expected Mid-2022 | PLIANT |
| | | Primary Sclerosing Cholangitis | | | | | Phase 2a Enrollment Complete Expected Mid-2022 | PLIANT |
| | Oncology<br>Inhibitor of $\alpha_V\beta_8$ | Solid Tumors | | | | | IND Filing Expected YE 2022 | PLIANT |
| | Muscular Dystrophies<br>Anti-integrin mAb | DMD<br>Other Muscular Dystrophies | | | | | IND Filing Expected YE 2022 | PLIANT |
| PARTNERED | PLN-1474<br>Selective inhibitor of $\alpha_V\beta_1$ | NASH-Associated Liver Fibrosis | | | | | Phase 2 Initiation | NOVARTIS |

PLIANT

© 2022 PLIANT THERAPEUTICS 22

 Pliant’s Integrin-Based Oncology Program

 Activated TGF-β Contributes to Immune Exclusion & Evasion, Tumor Metastasis and Angiogenesis  24  Integrins activate TGF-β on cancer cells and multiple cell types in the tumor micro-environmentThis leads to immune suppression and resistance to I/O therapiesSelectively inhibiting integrin binding to latent TGF-β complex has potential to:Safely block TGF-β activationEnhance efficacy of multiple checkpoint inhibition pathways        Integrin Activation of TGF-β  Oncogenic Effects of TGF-β Activation

 αVβ8 Inhibitor/ Anti-PD-1 Combo Reduced Tumor Burden and Increased Survival in Preclinical Models vs. Anti-PD-1 Alone  25  EMT6 Model, N=20 per arm    Pliant’s lead oral αVβ8 inhibitor matched the maximal therapeutic effect of αVβ8 antibody in vivo  TGI (%)  74%  80%  **** p<0.0001

 Selective Muscle Cell Integrin Agonism for the Treatment of Muscular Dystrophies

# Pliant's Muscular Dystrophy Program – Overview

**Targeting an integrin receptor on the muscle cell surface**

- Integrin target is upregulated as a **compensatory mechanism** in **different types of muscular dystrophy**
- Acts as a **substitute for dystrophin**, helping to stabilize the muscle membrane, decreasing muscle damage
- **Mutations in the target result in human congenital myopathy**

**Allosteric agonistic monoclonal antibody**

- Activates the target to **augment the compensatory mechanism**

**Potential to combine across multiple muscular dystrophy indications**

- Target is **upregulated across different forms of muscular dystrophy**
- Mechanism is unrelated to underlying gene mutation
- May be **combined with existing therapies** as well as new modalities (CRISPR, gene therapy,…)


Normal
Laminin211
Active
Inactive
Dystroglycan
Sarcoglycans
Talin
Kindlin
Actin
Dystrophin


Integrin Activation Therapy
Laminin211
Active
Sarcolemmal stability
α subunit agonist antibody
Talin
Kindlin
Actin

PLIANT

© 2022 PLIANT THERAPEUTICS 27

Pliant’s mAb Demonstrated Improved Muscle Membrane Integrity and Diaphragm Function in Mouse DMD Model  28  Antibody treatment protected against muscle damage  Mean +/- SD n=10/group  Duchenne muscular dystrophy (DMD) causes progressive wasting of cardiac and respiratory muscles (main cause of death)  mdx/Agonist Ab (low dose)  mdx/Agonist Ab (high dose)  Reduction of clinical biomarkers including serum creatine kinase and skeletal troponin  Improvement in diaphragm function is expected to significantly improve patient pulmonary function

 Developing Novel Treatments for Fibrotic Diseases  Corporate Presentation JANUARY 2022